EXHIBIT 99.1

Microsemi Reports Second Quarter Results

IRVINE, Calif., April 28, 2005 (PRIMEZONE) -- Microsemi Corporation (Nasdaq:MSCC) today reported results for its fiscal 2005 second quarter.

 -- Net Sales Increased 5 percent in Second Quarter
    over First Quarter
 -- Non-GAAP Gross Margins Increased 360 Basis Points
    over First Quarter
 -- GAAP Gross Margins Increased 620 Basis Points
    over First Quarter
 -- Non-GAAP Net Income Increased 16 percent over First Quarter
 -- GAAP Net Income Increased 13 percent over First Quarter
 -- Positive Book-to-Bill Ratio of 1.07 for Second Quarter

Net sales for the quarter ended April 3, 2005 were $73.3 million, up 27 percent from net sales of $57.7 million in the second quarter of 2004, and up 5 percent from net sales of $69.8 million in the first quarter of 2005. Second quarter non-GAAP net income was $10.2 million, or $0.16 per diluted share, up 149 percent from $4.1 million, or $0.07 per diluted share in the second quarter of last year and up 16 percent from the $8.8 million, or $0.14 per diluted share in our first quarter of fiscal year 2005. Non-GAAP gross margins increased to 44.7 percent in the second quarter, a 360 basis point increase over the 41.1 percent in the first quarter of 2005 and a 860 basis point increase over the 36.1 percent in the prior year second quarter. Non-GAAP results are explained and reconciled to GAAP results in the attached tables.

James J. Peterson, President and Chief Executive Officer, stated, "Three years ago we introduced a consolidation strategy which has enabled us to reduce costs, strengthen top line revenue and outpace most of our peers. This strategy continues to produce positive results as evidenced by the sequential growth we experienced in the second quarter. Our business fundamentals have strengthened as we remain focused on improving operational efficiencies. Our strong financial results and solid execution are a direct reflection of our ability to leverage our technical capabilities and bring new products to market. Looking forward we anticipate that our business and marketing strategies will continue to produce favorable results for the Company and our shareholders."

Revenues for the first six months of fiscal year 2005 were $143.1 million up 27 percent from the $112.7 million for the first six months of fiscal year 2004. Non-GAAP net income for the first six months of fiscal year 2005 was $19.0 million, or $0.29 per diluted share, compared to $7.5 million, or $0.12 per diluted share, in the first six months of 2004.

For the second quarter, our GAAP net income was $6.0 million, or $0.09 per diluted share compared to a loss of $1.1 million, or $0.02 loss per diluted share in the second quarter of 2004. GAAP earnings for the first six months of fiscal year 2005 were $11.3 million, or $0.18 per diluted share compared to $1.2 million, or $0.02 per diluted share in the first six months of 2004.

The book-to-bill ratio for the quarter was 1.07, which reflects strength in the Company's high reliability semiconductor business and demand for the new high performance analog and mixed signal products.

Business Outlook

Microsemi expects its sales for the third quarter of 2005 to increase between 2 and 4 percent sequentially and expects its non-GAAP earnings per diluted share to be $0.16 to $0.18. The Company also expects its non-GAAP gross margin percentage for the third quarter to increase by 70 to 130 basis points over the second quarter. Non-GAAP income and non-GAAP margins exclude restructuring costs and other special charges or credits.

Microsemi regularly announces a quarterly outlook in the form of issuing a news release and does not undertake to update any of this information between such public announcements. Please refer to the "SAFE HARBOR" STATEMENT below for risks that may affect future actual results.

About Microsemi Corporation

Microsemi is a leading designer, manufacturer and marketer of high performance analog and mixed-signal integrated circuits and high reliability semiconductors. The company's semiconductors manage and control or regulate power, protect against transient voltage spikes and transmit, receive and amplify signals.

Microsemi's products include individual components as well as integrated circuit solutions that enhance customer designs by improving performance and reliability, battery optimization, reducing size or protecting circuits. The principal markets the company serves include implanted medical, defense/aerospace and satellite, notebook computers, monitors and LCD TVs, automotive and mobile connectivity applications. More information may be obtained by contacting the company directly or by visiting its web site at http://www.microsemi.com.

PLEASE READ THE FOLLOWING FACTORS THAT CAN MATERIALLY AFFECT MICROSEMI'S FUTURE RESULTS.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in the news release that are not entirely historical and factual in nature are forward-looking statements. For instance, all statements of belief and expectations are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Potential risks and uncertainties include, but are not limited to, such factors as changes in generally accepted accounting principles, the difficulties regarding the making of estimates and projections, the hiring and retention of qualified personnel in a competitive labor market, acquiring and integrating new operations or assets, closing or disposing of operations or assets, or possible difficulties in transferring work from one plant to another, rapidly changing technology and product obsolescence, difficulties predicting the timing and amount of plant closure costs, the potential inability to realize cost savings or productivity gains and to improve capacity utilization, potential cost increases, weakness or competitive pricing environment of the marketplace, uncertain demand for and acceptance of the company's products, results of in-process or planned development or marketing and promotional campaigns, changes in demand for products, difficulties foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, product returns, product liability, and other potential unexpected business and economic conditions or adverse changes in current or expected industry conditions, business disruptions, epidemics, disasters, wars or potential future effects of the tragic events of September 11, variations in customer order preferences, fluctuations in market prices of the company's common stock and potential unavailability of additional capital on favorable terms, difficulties in implementing company strategies, dealing with environmental matters or litigation, difficulties in determining and maintaining adequate insurance coverage, difficulties protecting patents and other proprietary rights, inventory obsolescence and customer qualification of products, manufacturing facilities and processes. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the company's most recent Form 10-K and subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors shall be identified from time to time in Microsemi's future filings. Microsemi does not undertake to supplement or correct any information in this release that is or becomes incorrect.

Investor Inquiries: David R. Sonksen, Microsemi Corporation, Irvine, CA (949) 221-7101.

                         MICROSEMI CORPORATION
               Unaudited Consolidated Income Statements
               (In thousands, except per share amounts)

                              Quarter ended        Six months ended
                           --------------------   -------------------
                           March 28,   April 3,   March 28,  April 3,
                             2004        2005       2004       2005
                           --------    --------   --------   --------
 NET SALES                 $ 57,745    $ 73,318   $112,690   $143,072
 Cost of sales               38,495      43,542     75,258     89,280
                           --------    --------   --------   --------

 GROSS MARGIN                19,250      29,776     37,432     53,792

 Operating expenses:

 Selling, general and
  administrative              9,353      12,891     19,060     23,687
 Research and development     5,362       4,732     10,112      9,603
 Amortization of
  intangible assets             304         230        606        459
 Restructuring charges        5,964       2,575      5,964      2,935
 Loss on dispositions of
  assets, net                    --         452         --        452
                           --------    --------   --------   --------
    Total operating
     expenses                20,983      20,880     35,742     37,136
                           --------    --------   --------   --------

 OPERATING INCOME (LOSS)     (1,733)      8,896      1,690     16,656

 Interest and other
  income, net                    45         263        135        364
                           --------    --------   --------   --------

 INCOME (LOSS) BEFORE
  INCOME TAXES               (1,688)      9,159      1,825     17,020

 Provision (benefit) for
  income taxes                 (557)      3,114        602      5,708
                           --------    --------   --------   --------

 NET INCOME (LOSS)         $ (1,131)   $  6,045   $  1,223   $ 11,312
                           ========    ========   ========   ========

 Earnings (loss) per share
   Basic                   $  (0.02)   $   0.10   $   0.02   $   0.19
                           ========    ========   ========   ========
   Diluted                 $  (0.02)   $   0.09   $   0.02   $   0.18
                           ========    ========   ========   ========

 Common and common
  equivalent shares
  outstanding:
   Basic                     59,119      61,295     58,356     60,798
   Diluted                   59,119      64,492     60,990     64,305

                         MICROSEMI CORPORATION
        Schedule Reconciling Non-GAAP Earnings to GAAP Earnings
               (in thousands, except per share amounts)

                                 Quarter ended       Six months ended
                               ------------------   -----------------
                              March 28,   April 3,  March 28, April 3,
                                 2004       2005      2004      2005
                               -------    -------   -------   -------
 GAAP NET INCOME (LOSS)        $(1,131)   $ 6,045   $ 1,223   $11,312
                               =======    =======   =======   =======
 The non-GAAP amounts have
 been adjusted to exclude
 the following items:

 Excluded from cost of sales
  Transitional idle capacity
   and inventory abandonments  $ 1,611    $ 2,998   $ 2,731   $ 7,672

 Excluded from operating
 expenses
  Amortization of intangible
   assets                          304        230       606       459
  Loss on disposition of
   assets                           --        452        --       452
  Restructuring related costs    5,964      2,575     5,964     2,935
                               -------    -------   -------   -------
                                 7,879      6,255     9,301    11,518
 Income tax effect               2,600      2,127     3,070     3,864
                               -------    -------   -------   -------
 Net effect of adjustments
  to GAAP net income           $ 5,279    $ 4,128   $ 6,231   $ 7,654
                               =======    =======   =======   =======
 NON-GAAP NET INCOME           $ 4,148    $10,173   $ 7,454   $18,966
                               =======    =======   =======   =======

            Schedule Reconciling Reported Financial Ratios

                                          Quarter ended
                         ---------------------------------------------
                         March 28, 2004   Jan. 2, 2005   April 3, 2005
                         --------------   ------------   -------------

 GAAP gross margin        33.3 percent    34.4 percent    40.6 percent
 Effect of reconciling
  items on gross margin    2.8 percent     6.7 percent     4.1 percent
 Non-GAAP gross margin    36.1 percent    41.1 percent    44.7 percent

To supplement the consolidated financial results prepared under generally accepted accounting principles ("GAAP"), Microsemi uses a non-GAAP measure of results that does not conform with GAAP. Microsemi computes non-GAAP results principally by adjusting GAAP results with a reversal of the impact of acquisition-related charges, restructuring charges, and non-recurring charges and credits. We believe that non-GAAP results may give a better indication of Microsemi's baseline performance from its ongoing operations before restructuring related and other gains, losses or other charges that are considered by management to be outside of the company's core ongoing operating results. In addition, Microsemi's management uses non-GAAP results to measure performance and as a basis for planning and forecasting future periods. These measures are not in accordance with, or an alternative for, GAAP and may be materially different from "non-GAAP" measures or any other metrics used by other companies.

                         MICROSEMI CORPORATION
                Non-GAAP Consolidated Income Statements
               (In thousands, except per share amounts)

                                Quarter ended       Six months ended
                             -------------------   -------------------
                             March 28,  April 3,   March 28,  April 3,
                               2004       2005       2004       2005
                             --------   --------   --------   --------
 NET SALES                   $ 57,745   $ 73,318   $112,690   $143,072

 Cost of sales                 36,884     40,544     72,527     81,608
                             --------   --------   --------   --------

 GROSS MARGIN                  20,861     32,774     40,163     61,464

 Operating expenses:
  Selling, general and
   administrative               9,353     12,891     19,060     23,687
  Research and development      5,362      4,732     10,112      9,603
                             --------   --------   --------   --------
   Total operating expenses    14,715     17,623     29,172     33,290
                             --------   --------   --------   --------
 OPERATING INCOME               6,146     15,151     10,991     28,174

 Interest and other
  income, net                      45        263        135        364
                             --------   --------   --------   --------

 INCOME BEFORE INCOME TAXES     6,191     15,414     11,126     28,538
 Provision for income taxes     2,043      5,241      3,672      9,572
                             --------   --------   --------   --------
 NON-GAAP NET INCOME         $  4,148   $ 10,173   $  7,454   $ 18,966
                             ========   ========   ========   ========
 Non-GAAP earnings
  per share:
   Basic                     $   0.07   $   0.17   $   0.13   $   0.31
   Diluted                   $   0.07   $   0.16   $   0.12   $   0.29

 Common and common
  equivalent shares
  outstanding:
   Basic                       59,119     61,295     58,356     60,798
   Diluted                     62,876     64,492     60,990     64,305

                         MICROSEMI CORPORATION
            Condensed Unaudited Consolidated Balance Sheets
                            (in thousands)

                                            September 26,    April 3,
                                                2004           2005
                                              --------       --------
 ASSETS
  Current Assets:
   Cash and cash equivalents                  $ 45,118       $ 59,846
   Accounts receivable, net                     42,219         48,018
   Inventories                                  54,555         55,489
   Deferred income taxes                         8,490          8,490
   Other current assets                          1,979          1,795
                                              --------       --------
     Total current assets                      152,361        173,638

  Property and equipment, net                   59,098         58,188
  Deferred income taxes                          8,772          8,772
  Goodwill                                       3,258          3,258
  Other intangible assets, net                   5,411          4,951
  Other assets                                   4,098          4,013
                                              --------       --------
 TOTAL ASSETS                                 $232,998       $252,820
                                              ========       ========
 LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities                         $ 43,904       $ 44,516
  Long-term liabilities                          4,217          3,702
  Shareholders' equity                         184,877        204,602
                                              --------       --------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $232,998       $252,820
                                              ========       ========

CONTACT:  Microsemi Corporation
          FINANCIAL:
            David R. Sonksen, Executive Vice President and CFO
            (949) 221-7101
          EDITORIAL:
            Cliff Silver, Manager, Corporate Communications
            (949) 221-7112